GENERAL	12 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	General:

Caesarstone Ltd. incorporated under the laws of the State of Israel, was founded in 1987.

Caesarstone Ltd. and its subsidiaries (collectively, the "Company" or "Caesarstone") develop, manufacture and market, high quality engineered stone, porcelain, and other materials sold under the Company's premium Caesarstone brand. The Company's products are sold in over 60 countries through a combination of direct sales in certain markets and indirectly through a network of independent distributors in other markets. The Company's products are primarily used as kitchen countertops in the renovation and remodeling markets and in the new buildings’ construction market. Other applications include vanity tops, wall panels, back splashes, floor tiles, stairs and other interior surfaces that are used in a variety of residential and non-residential applications.

The Company has subsidiaries in Australia, Singapore, Canada, the United Kingdom, Sweden, India, and the United States, which are engaged in the manufacturing, marketing, and sale of the Company’s products in their respective geographic regions. In 2024, the Company established a new wholly owned subsidiary in Germany, which is engaged in the marketing and sale of the Company’s products in that region and which commenced operations during 2025.

The Company currently manufactures its engineered stone surfaces through a combination of third-party production business partners in the Far East. The Company manufactures its porcelain surfaces at its manufacturing facility in Morbi, India, through its subsidiary Lioli Ceramica Pvt Ltd  (see also b below).

b.	Acquisition of Lioli Ceramica Pvt Ltd:

On October 5, 2020, the Company completed the acquisition of 55% of the issued and outstanding shares of Lioli Ceramica Pvt. Ltd. ("Lioli"), a manufacturer of porcelain countertop slabs, for total net consideration of $13,574, which included a contingent consideration arrangement requiring additional payments subject to the achievement of specified EBITDA targets.

Pursuant to the acquisition agreement, the Company granted Lioli’s non-controlling interests a put option, and the non-controlling interests granted the Company a call option with respect to their remaining interest. Each option is exercisable at any time from April 1, 2024 until the twentieth anniversary of the acquisition date, based on a pricing mechanism set forth in the agreement between the parties.

In July 2024, the Company exercised a portion of its call option and acquired an additional 10.7 million shares of Lioli from the non-controlling interests for consideration of approximately $1.6 million. Following this transaction, the Company’s ownership increased to 80.7%. In October 2025, the Company exercised the remaining portion of its call option and acquired the remaining interest in Lioli for consideration of approximately $1.9 million. As a result, the Company holds 100% of Lioli’s shares and, as of December 31, 2025, there is no non-controlling interest related to Lioli.

c.	Acquisition of Magrab Natursten AB:

On July 6, 2022, the Company completed the acquisition of 100% of the issued and outstanding shares of Magrab Natursten AB ("Magrab"), a stone supplier in Sweden, for total net consideration of approximately $3,109.

The consideration included a deferred consideration arrangement. During 2023, the Company paid approximately SEK 7,250 thousands (approximately $700) in connection with this arrangement, and during 2024, an additional approximately SEK 5,250 thousands (approximately $500) was paid.

d.	Bodily injury claims:

As of December 31, 2025, the Company was subject to 676 lawsuits alleging injuries associated with exposure of fabricators and their employees to respirable crystalline silica dust. Of these lawsuits, 98 were in Israel, 151 in Australia and 427 in the United States.  The Company was subject to an adverse jury decision in August 2024 in the United States, that apportioned the Company with damages of $13.0 million, which the Company is appealing. In addition, in 2025, jury in California ruled in favor of the Company, assigning no liability to the Company in one trial, this case remains under appeal.  The Company settled another claim during 2025, and additional four claims settled during February 2026.

As of December 31, 2025, the Company had recorded a provision of $47.3 million representing its assessment of exposure that is probable and estimable with respect to pending claims in Israel, Australia and the United States. The Company also recorded insurance asset in the amount of $11.0 million with respect to those claims.

The Company estimated the loss for the remaining claims in the United States as only reasonably possible (with a range of $0.5-$13 million per claim) or at an early stages in which the amount of the possible loss cannot be reasonably estimated at this time given the preliminary stages, complexity of the claims and the uncertainty as to the liability of the Company and the scope of insurance coverage.

As of December 31, 2025, the Company is a party to reciprocal declaratory judgment actions in New York and California with its insurers regarding insurance coverage for silica-related claims, their allocation methodologies, whether policy limits have been exhausted, as well as claims to rescind policies for concealment of material facts in the policy application. These matters remain at an early stage. If there is a change in the assessment for the outcome of the claims or the insurance coverage available to the Company through the course of the trial processes, the Company may be adversely impacted and it could lead to a material and adverse impact on Company’s business, financial position, results of operations or cash flows. If such an adverse impact occurs, depending on its magnitude, the Company believes, based on management’s projections and plans, it can pursue other steps to mitigate the adverse impact over the next twelve months from the date of issuance of these financial statements, (see also note 10).